                                  AIM GLOBAL
                                  GROWTH FUND





[AIM LOGO APPEARS HERE]        SEMIANNUAL REPORT                 APRIL 30, 1997

                      -----------------------------------

                            AIM GLOBAL GROWTH FUND

                           For shareholders who seek

                         long-term growth of capital.

                        The Fund invests in a portfolio

                          of global equity securities

                               of companies with

                           strong earnings momentum.

                      -----------------------------------


ABOUT FUND PERFORMANCE AND PORTFOLIO DATA THROUGHOUT THIS REPORT:

o AIM Global Growth Fund's performance figures are historical and reflect reinvestment of all distributions and changes in net asset value. Unless otherwise indicated, the Fund's performance is computed without a sales charge.
o When sales charges are included in performance figures, Class A share performance reflects the maximum 4.75% sales charge, and Class B share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The performance of the Fund's Class B shares will differ from that of Class A shares due to differences in sales charge structure and Fund expenses.
o The Fund's investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
o The Fund's portfolio composition is subject to change and there is no assurance the Fund will continue to hold any particular security.
o   Past performance cannot guarantee comparable future results.
o International investing presents certain risks not associated with investing solely in the U.S. These include risks relating to fluctuations in the value of the U.S. dollar relative to the value of other currencies, the custody arrangements made for the Fund's foreign holdings, differences in accounting, political risks, and the lesser degree of public information required to be provided by non-U.S. companies.

ABOUT INDEXES AND OTHER PERFORMANCE BENCHMARKS CITED IN THIS REPORT:

o Lipper Analytical Services, Inc. is an independent mutual fund performance monitor. The unmanaged Lipper Global Fund Index represents an average of the performance of the 30 largest global mutual funds tracked by Lipper.
o The Morgan Stanley Capital International World Index is a group of unmanaged global securities tracked by Morgan Stanley Capital International.
o An investment cannot be made in any index listed. Unless otherwise indicated, index results include reinvested dividends and do not reflect sales charges.

 MUTUAL FUNDS, ANNUITIES, AND OTHER INVESTMENTS ARE NOT INSURED BY THE FDIC OR
   ANY OTHER GOVERNMENT AGENCY; ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR
    GUARANTEED BY, ANY BANK OR ANY AFFILIATE; AND ARE SUBJECT TO INVESTMENT
          RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.



   This report may be distributed only to current shareholders or to persons who have received a current prospectus of the Fund.

                                                          The Chairman's Letter







                    Dear Fellow Shareholder:

                    We have seen a great deal of change in the markets during
                    the past few months, change that has been unsettling even
  [PHOTO OF         for experienced market watchers.
   Charles T.          In many instances the change has occurred suddenly as
    Bauer           the markets have fluctuated widely during the past six
 Chairman of        months. The popular Dow Jones Industrial Average of 30
 the Board of       large companies ranged from just over 7000 to just below
  THE FUND,         6400 before strengthening once again and regaining its lost
 APPEARS HERE]      ground. Both the Russell 2000 Index, judged to be the
                    benchmark for small-cap stocks, and the Dow recently have set records.
                       The point we want to emphasize is that such volatility
                    seems to be the norm rather than the exception in the current market. Although most attention has been on the large stocks in the S&P 500 index, the broad-based index generally considered "the market," small- and mid-cap companies have been even more volatile. Indexes for smaller companies were down as much as 20% before their recent rebound. Similarly, bonds fluctuated widely as concerns mounted over the possibility of rising interest rates.
    What does all of this mean? In past reports, we suggested that the 20%-30% returns of 1995 and 1996 were unlikely to continue uninterrupted, and we have seen that to be true so far in 1997. However, we are still experiencing the longest bull market in history, now in its seventh year. For hundreds of thousands of investors, this bull market is the only investment climate they have ever known. If you have been invested in stocks only since 1990, your experience has truly been extraordinary: the S&P 500 had an annual return of 30% in 1991, 38% in 1995, and 23% in 1996. And not one down year.
    Of course, returns such as those we've enjoyed in this bull market are well above the averages for stocks. That has led mutual fund managers, financial consultants, and market experts to voice concern that some investors may not be prepared for more modest returns that are in line with historical averages. And, although we've seen nothing but advances in the S&P 500 since 1990, it is important to remember that the market has averaged a down year one out of every three years since 1928.

KEEP REALISTIC EXPECTATIONS
What many investors may not realize is that periodic declines are inevitable. In every market, there is always some segment, and some investment strategies, that occasionally fall out of favor. Declines similar to what we have seen in the small-cap and mid-cap sectors during the past six months often are more severe than warranted; that is, they take good stocks down with the bad. Of course, that lets us pick stocks just as prices for many attractive companies are near their lowest for the year.
    Not that we expect severe declines ahead. But it is important to maintain realistic expectations about investment performance. Indeed, indications are that stock performance may be returning to historic norms closer to 10% return per year than 20%.
    It's also a good idea to reassess your financial goals periodically with your financial consultant. Managing your investments in changing markets can be challenging. But your financial consultant knows a few time-tested investment strategies that can help. Diversification can help you cushion the effects of volatility.
    On the following pages, your Fund's portfolio management team offers a complete discussion of recent market conditions and how the Fund was affected. They also discuss

                      ----------------------------------

                           In every market, there is

                             always some segment,

                        and some investment strategies,

                            that occasionally fall

                                 out of favor.
                      ----------------------------------

                                                         Continued on next page

                                                          The Chairman's Letter


                      -----------------------------------

                             It's also a good idea

                                  to reassess

                       your financial goals periodically

                        with your financial consultant.

                      -----------------------------------


the Fund's portfolio strategy: why they believe the portfolio is well-positioned for growth, and why they are confident that the reasons for investing in the Fund are as compelling as ever. These discussions will help you better understand the relative performance of your Fund.

AIM/INVESCO MERGER FINALIZED

We are pleased to announce that the merger of A I M Management Group Inc. and INVESCO plc was concluded on February 28, 1997. AIM is now part of one of the world's largest independent investment management groups with approximately $170 billion in assets under management. The combined company, AMVESCAP plc, has the financial strength necessary to meet your needs in an increasingly competitive financial services environment, both in the United States and worldwide. And, we will not change the portfolio management, investment style, or name of any of the AIM funds you own. We have begun a new and promising era for AIM, one we believe will yield exciting opportunities.
    We appreciate the trust you have placed in us and we look forward to our continued close association. If you have any questions or comments about this report, we invite you to call Client Services at 800-959-4246 during normal business hours. For automated account information 24 hours a day, call the AIM Investor Line at 800-246-5463. We also invite you to visit AIM's Internet Web site at www.aimfunds.com.

Sincerely,

/s/ CHARLES T. BAUER

Charles T. Bauer
Chairman

The Managers' Overview

AIM GLOBAL GROWTH FUND INVESTS IN TOP WORLD MARKETS

-------------------------------------------------------------------------------

A roundtable discussion with the Fund management team for AIM Global Growth Fund for the six-month period ended April 30, 1997.

PORTFOLIO COMPOSITION

As of 4/30/97, based on total net assets


==========================================================================================
TOP 10 EQUITY HOLDINGS                         TOP 10 COUNTRIES
==========================================================================================
1.  Philips Electronics N.V         0.97%      1.  United States                  28.46%

2.  Alcatel Alsthom                 0.94       2.  United Kingdom                 11.90

3.  Novartis AG                     0.92       3.  Japan                           9.81

4.  Novo Nordisk A/S - Class B      0.92       4.  France                          8.55

5.  Societe BIC S.A                 0.79       5.  Hong Kong                       5.01

6.  Telefonica de Espana S.A.       0.73       6.  Germany                         4.17

7.  Cheung Kong (Holdings) Ltd.     0.72       7.  Netherlands                     3.93

8.  Fuji Photo Film Co.             0.72       8.  Italy                           3.06

9.  Canon, Inc.                     0.71       9.  Australia                       2.91

10. Honda Motor Co.                 0.70       10. Spain                           2.58

==========================================================================================

Please keep in mind that the Fund's portfolio is subject to change and there is no assurance the Fund will continue to hold any particular security.

Q. U.S. MARKETS WERE PARTICULARLY VOLATILE DURING THE REPORTING PERIOD. HOW DID THAT AFFECT THE PERFORMANCE OF AIM GLOBAL GROWTH FUND?

A. The Fund's broadly diversified portfolio effectively weathered the volatile U.S. market and delivered a solid total return for the six-month period:
    6.27% for Class A shares and 5.98% for Class B shares. The Fund's performance was aided by its strategy of broad diversification, which included many of the world's top-performing markets.
         Altogether, about one-third of the portfolio's total net assets of $324 million was invested in the U.S. and Canada, another third was invested in Europe, with the remaining assets invested in Japan and the Pacific Rim.

Q.  WHAT FACTORS INFLUENCED THE PERFORMANCE OF U.S. STOCKS?

A. Domestic stocks have faced an unusual environment this year. Dramatic market volatility, uneasiness about earnings trends, and concerns about the pace of economic growth have driven investors to the relative safety and liquidity of stocks in large, predictable companies, such as those in which the Fund invests.
         It's a phenomenon often termed a "flight to quality." Most important to mutual fund investors, the preference for a comparatively small segment of stocks has generated an unusually narrow market.
         In a "narrow market," the performance of a market index is generated by a comparatively few stocks. This unusual environment tends to put many mutual funds at a disadvantage because most tend to diversify holdings into a blend that may include large, medium, and small companies to manage risk and optimize return.
         While the Fund was broadly diversified into 326 holdings as of 4/30/97--including approximately 29% in the U.S.--its primary focus is in large companies with dependable earnings. The greatest concentrations were in stocks of technology and health-care companies. Among the U.S. holdings were such well-known names as NationsBank Corp., Microsoft Corp., Compaq Computer Corp., and Dell Computer Corp.

Q.  HOW ABOUT THE ENVIRONMENT OUTSIDE THE U.S.?

A. Just as in the U.S., the environment of subdued inflation and low interest rates has provided a very fertile soil for European companies, and therefore European markets, to flourish. The primary factor appears to be strong earnings growth from major export-oriented companies in the auto, chemical, and machinery industries.
         More than 35% of the Fund's portfolio is invested in Europe, with the largest concentration in the United Kingdom at 12%.
         Among the Fund's largest holdings in the U.K. were Guinness plc, British Aerospace plc, and Rentokil Inital plc. Also featured were drugmakers Novo-Nordisk A/S in Denmark and new addition Novartis AG from Switzerland.
         We reduced our weightings in selected French and German companies, as market opportunities there stalled with inflation concerns and political turmoil. However, recent economic indicators combined to buoy hopes that the German economy will muster stronger growth without fueling inflation.

Q.  HOW WAS THE FUND INVESTED OUTSIDE EUROPE AND THE U.S.?

A. With their continued potential for strong earnings growth, Hong Kong companies represented 5% of the portfolio.



          See important Fund & index disclosures inside front cover.
                                                                              3

The Managers' Overview

    Among the larger positions in Hong Kong stocks were such long-time holdings as transportation company Cosco Pacific Ltd. and Hang Seng Bank Ltd.
         We have lowered our weighting in Japan to 10%, the third-largest country weighting represented in the Fund. The concerns regarding Japan are numerous and include: lower growth forecasts, an increase in the consumption tax from 3% to 5%, and limited improvements in corporate profit margins (other than the help provided by a weaker yen).
         There are some positive stories in Japan with familiar names like Canon, Inc., Honda Motor Co. Ltd. and Fuji Photo Film Co. Ltd., all among the portfolio's top 10 equity holdings, which have benefited as the strong U.S. dollar made Japanese exports more competitive.

Q. THE U.S. DOLLAR HAS BEEN VERY STRONG AGAINST OTHER CURRENCIES. HOW HAS THAT AFFECTED THE PERFORMANCE OF THE PORTFOLIO?

A. The strength of the dollar presents an interesting scenario. It does hurt foreign investments in the short term, because when foreign currency values decline against the U.S. dollar, our dollar-denominated foreign assets in the Fund are valued lower. However, over the long term, a strong dollar helps make exporting countries more competitive--their goods become comparatively less expensive than U.S. goods. That helps generate higher profits, and higher stock prices for the Fund's foreign investments.
         In the end, we believe the currency exchange differentials have little effect on the Fund's long-term performance.

Q.  WHAT IS YOUR OUTLOOK FOR THE FUND?

A. Conditions are favorable for foreign markets in general, Europe in particular. The most recent Morgan Stanley data indicate that the European stock market is attractively priced--two times book value for European indexes versus a little over three times book value on the U.S.
         U.S. economy continues to grow at a healthy, but manageable pace. Importantly, there is no evidence of rising inflation, and that reduces the likelihood of higher interest rates which could erode corporate profits.
         Nonetheless, it is important that investors maintain realistic expectations about investment performance. We have enjoyed record-breaking returns from stocks in recent years, but indications are that stock performance may be returning to historic norms that bear closer to 10% per year than 20%.


GROWTH OF A $10,000 INVESTMENT
The chart below compares your Fund to a benchmark index. It is intended to give you a general idea of how your Fund performed compared to the stock market over the period since inception, 9/15/94 to 4/30/97. It is important to understand the difference between your Fund and an index. An index measures the performance of hypothetical portfolios, in this case the Morgan Stanley Capital International World Index. Unlike your Fund, an index is not managed; therefore there are no sales charges, expenses, or fees. You cannot invest in an index. But if you could buy all the securities that make up a particular index, you would incur expenses that would affect the return on your investment.

--------------------------------------------------------------------------------
               AIM GLOBAL GROWTH   AIM GLOBAL GROWTH     MSCI WORLD
                 FUND, CLASS A       FUND, CLASS B         INDEX
--------------------------------------------------------------------------------

9/15/94            $   9,524          $  10,000          $  10,000

11/30/94           $   9,333          $   9,790          $   9,585

2/28/95            $   9,404          $   9,850          $   9,677

5/31/95            $  10,366          $  10,840          $  10,593

8/31/95            $  11,471          $  11,990          $  10,878

11/30/95           $  11,967          $  12,490          $  11,407

2/28/96            $  12,572          $  13,105          $  12,033

5/31/96            $  13,493          $  14,051          $  12,538

8/31/96            $  13,192          $  13,715          $  12,303

10/30/96           $  14,462          $  15,018          $  13,602

2/28/97            $  14,801          $  15,343          $  13,708

 4/30/97           $  14,627          $  14,850          $  13,881

         Past performance cannot guarantee comparable future results.
===============================================================================
AVERAGE ANNUAL TOTAL RETURNS

As of 3/31/97
(The most recent calendar quarter)
Including sales charges

CLASS A SHARES

Inception (9/15/94)        15.54%
 1 Year                     7.44*

*12.80% excluding sales charge.

CLASS B SHARES

Inception (9/15/94)        16.27%
 1 Year                     4.81*

*9.81% excluding sales charge.
===============================================================================

Your Fund's total return includes sales charges, expenses, and management fees. For Fund performance calculations and descriptions of indexes cited on this page, please refer to the inside front cover. Results for MSCI World Index are for the period 8/30/94 to 4/30/97.

          See important Fund & index disclosures inside front cover.

                                                              For Consideration

WHY SMART MONEY
REMAINS FULLY INVESTED

Some investors like to wait for just the right moment to get into the stock market and for just the right time to pull their investment out.
    If that sounds like you, there's something you should know. During the periods when you're content to sit on the sidelines, some of the market's best single-day performances could slip right past you.
    Are you so confident in your timing strategy that you're willing to forfeit those gains? Missing even a handful of them could cost you dearly.

MISSING THE 20 BEST DAYS COULD CUT YOUR RETURN IN HALF

If you had invested a hypothetical $10,000 in the S&P 500 Index on December 31, 1991, by December 31, 1996 your $10,000 would have grown to $20,276, an average annual total return of 15.18%.
    But suppose during that five-year period there were times when you decided to get out of the market, and as a result you ended up missing the market's 10 best single-day performances. In that case, your 15.18% return would have been reduced to 11.03%. If you had missed the market's 20 best days, that 15.18% return would have been sliced almost in half, down to 7.72%.

SMART INVESTORS DON'T PLAY THE TIMING GAME

The more you try to time the market, the greater your chances become of missing the market's biggest single-day gains. That's why smart investors don't play the timing game. They don't let the market's short-term gyrations sideline them or dictate their investment objectives. They're patient investors-focused on the long term and on their long-term goals.
    Of course, past performance cannot guarantee comparable future results. But one thing is clear. It's time, not timing, that counts when it comes to potentially maximizing your investment return.

TALK TO YOUR FINANCIAL CONSULTANT

To find out more about the advantages of investing through the market ups and downs, consult the combined expertise of your financial consultant and the investment management of AIM. Regardless of the market, AIM's investment strategy stays the same; we believe earnings drive stock prices and stock prices drive portfolio performance.
    AIM managed approximately $73 billion as of May 23, 1997, for financial institutions, corporate clients and individual investors like you. Your financial consultant can help you start investing with AIM today.

THE PENALTY FOR MISSING THE MARKET

Trying to time the market can be an inexact--and costly--exercise.

=====================================================
S&P 500 INDEX: DECEMBER 31, 1991-DECEMBER 31, 1996.
-----------------------------------------------------
                          AVERAGE ANNUAL    GROWTH
PERIOD OF INVESTMENT       TOTAL RETURN    $10,000

Fully Invested                  15.18%     $20,276

Miss the 10 Best Days           11.03       16,876

Miss the 20 Best Days            7.72       14,507

Miss the 40 Best Days            2.13       11,113

Miss the 60 Best Days           -2.37        8,868
=====================================================

Source: Ibbotson Associates, Towers Data Systems HYPO--Registered Trademark--. Past performance cannot guarantee comparable future results. The unmanaged Standard & Poor's Composite Index of 500 Stocks is a group of unmanaged securities widely regarded to be representative of the stock market in general; results mentioned assume the reinvestment of dividends. An investment cannot be made in an index.

                      ----------------------------------

                             Instead of panicking

                            when the market moves,

                       try focusing on long-term goals.

                             Remember, it's time--

                                 not timing--

                                 that counts.

                      ----------------------------------

SCHEDULE OF INVESTMENTS

APRIL 30, 1997
(UNAUDITED)

                                                      MARKET
                                      SHARES          VALUE
DOMESTIC COMMON STOCKS-28.46%

ADVERTISING/BROADCASTING-0.38%

Interpublic Group of Companies,
  Inc.                                    22,000   $  1,245,750
---------------------------------------------------------------

BANKING-0.37%

NationsBank Corp.                         20,000      1,207,500
---------------------------------------------------------------

BEVERAGES (SOFT DRINKS)-0.07%

PepsiCo, Inc.                              6,600        230,175
---------------------------------------------------------------

BIOTECHNOLOGY-0.42%

Amgen, Inc.(a)                             7,000        412,125
---------------------------------------------------------------
Biogen, Inc.(a)                           23,000        736,000
---------------------------------------------------------------
Guidant Corp.                              3,200        218,400
---------------------------------------------------------------
                                                      1,366,525
---------------------------------------------------------------

BUSINESS SERVICES-0.65%

AccuStaff, Inc.(a)                        25,000        456,250
---------------------------------------------------------------
Cognizant Corp.                           25,900        844,988
---------------------------------------------------------------
Equifax, Inc.                             28,000        805,000
---------------------------------------------------------------
                                                      2,106,238
---------------------------------------------------------------

CHEMICALS-0.23%

Monsanto Co.                              17,100        731,025
---------------------------------------------------------------

COMPUTER MAINFRAMES-0.22%

International Business Machines
  Corp.                                    4,500        723,375
---------------------------------------------------------------

COMPUTER MINI/PCS-1.55%

Compaq Computer Corp.(a)                  14,000      1,195,250
---------------------------------------------------------------
Dell Computer Corp.(a)                    15,800      1,322,263
---------------------------------------------------------------
Gateway 2000, Inc.(a)                     15,000        823,125
---------------------------------------------------------------
Hewlett-Packard Co.                       17,000        892,500
---------------------------------------------------------------
Sun Microsystems, Inc.(a)                 27,400        789,463
---------------------------------------------------------------
                                                      5,022,601
---------------------------------------------------------------

COMPUTER NETWORKING-0.21%

Ascend Communications, Inc.(a)            15,000        686,250
---------------------------------------------------------------

COMPUTER PERIPHERALS-0.25%

EMC Corp.(a)                              18,000        654,750
---------------------------------------------------------------
Storage Technology Corp.(a)                4,400        154,550
---------------------------------------------------------------
                                                        809,300
---------------------------------------------------------------

COMPUTER SOFTWARE/SERVICES-1.58%

BMC Software, Inc.(a)                     13,400        579,550
---------------------------------------------------------------
Computer Associates
  International, Inc.                      1,700         88,400
---------------------------------------------------------------
Compuware Corp.(a)                        31,800      1,200,450
---------------------------------------------------------------
Fiserv, Inc.(a)                           17,100        645,525
---------------------------------------------------------------
Microsoft Corp.(a)                        11,000      1,336,500
---------------------------------------------------------------

                                                      MARKET
                                      SHARES          VALUE

COMPUTER SOFTWARE/SERVICES-(CONTINUED)

Parametric Technology Co.(a)               9,300   $    420,825
---------------------------------------------------------------
Sterling Commerce, Inc.(a)                32,500        840,938
---------------------------------------------------------------
                                                      5,112,188
---------------------------------------------------------------

CONGLOMERATES-0.61%

Johnson Controls, Inc.                    24,000        921,000
---------------------------------------------------------------
Tyco International Ltd.                   10,000        610,000
---------------------------------------------------------------
U.S. Industries, Inc.(a)                  12,700        458,788
---------------------------------------------------------------
                                                      1,989,788
---------------------------------------------------------------

COSMETICS & TOILETRIES-0.95%

Dial Corp.                                62,000        961,000
---------------------------------------------------------------
McKesson Corp.                             3,200        231,600
---------------------------------------------------------------
Procter & Gamble Co. (The)                10,000      1,257,500
---------------------------------------------------------------
Warner-Lambert Co.                         6,500        637,000
---------------------------------------------------------------
                                                      3,087,100
---------------------------------------------------------------

ELECTRONIC COMPONENTS/MISCELLANEOUS-0.72%

Symbol Technologies, Inc.                 18,000        582,750
---------------------------------------------------------------
Teradyne, Inc.(a)                         26,000        851,500
---------------------------------------------------------------
Waters Corp.(a)                           30,000        888,750
---------------------------------------------------------------
                                                      2,323,000
---------------------------------------------------------------

FINANCE (ASSET MANAGEMENT)-0.49%

Franklin Resources, Inc.                   7,500        443,437
---------------------------------------------------------------
T. Rowe Price Associates                  24,500      1,133,125
---------------------------------------------------------------
                                                      1,576,562
---------------------------------------------------------------

FINANCE (CONSUMER CREDIT)-1.47%

Federal Home Loan Mortgage Corp.          38,800      1,236,750
---------------------------------------------------------------
Finova Group, Inc.                         5,400        370,575
---------------------------------------------------------------
Green Tree Financial Corp.                30,000        888,750
---------------------------------------------------------------
Money Store, Inc. (The)                   31,000        670,375
---------------------------------------------------------------
Student Loan Marketing
  Association                             13,500      1,596,375
---------------------------------------------------------------
SunAmerica, Inc.                             300         13,800
---------------------------------------------------------------
                                                      4,776,625
---------------------------------------------------------------

FINANCE (SAVINGS & LOAN)-0.88%

ContiFinancial Corp.(a)                   14,100        405,375
---------------------------------------------------------------
Great Western Financial Corp.             31,000      1,302,000
---------------------------------------------------------------
H.F. Ahmanson & Co.                       30,000      1,143,750
---------------------------------------------------------------
                                                      2,851,125
---------------------------------------------------------------

FOOD/PROCESSING-0.12%

ConAgra, Inc.                              6,900        397,613
---------------------------------------------------------------

FUNERAL SERVICES-0.37%

Service Corp. International               35,000      1,198,750
---------------------------------------------------------------

                                                      MARKET
                                      SHARES          VALUE

HOTELS/MOTELS-0.29%

HFS, Inc.(a)                              16,000   $    948,000
---------------------------------------------------------------

INSURANCE (LIFE & HEALTH)-0.84%

Conseco Inc.                              24,000        993,000
---------------------------------------------------------------
Equitable of Iowa Cos.                    21,300      1,041,038
---------------------------------------------------------------
Nationwide Financial Services,
  Inc.-Class A(a)                         26,400        699,600
---------------------------------------------------------------
                                                      2,733,638
---------------------------------------------------------------

INSURANCE (MULTI-LINE PROPERTY)-0.77%

American International Group,
  Inc.                                     3,900        501,150
---------------------------------------------------------------
ITT Hartford Group, Inc.                  11,000        819,500
---------------------------------------------------------------
Travelers Group, Inc.                     21,066      1,166,530
---------------------------------------------------------------
                                                      2,487,180
---------------------------------------------------------------

LEISURE & RECREATION-0.15%

Walt Disney Co. (The)                      6,000        492,000
---------------------------------------------------------------

MACHINERY (HEAVY)-0.27%

Caterpillar Inc.                          10,000        890,000
---------------------------------------------------------------

MACHINERY (MISCELLANEOUS)-0.34%

Thermo Electron Corp.(a)                  32,000      1,104,000
---------------------------------------------------------------

MEDICAL (DRUGS)-2.38%

Abbott Laboratories                        8,000        488,000
---------------------------------------------------------------
American Home Products Corp.              18,000      1,192,500
---------------------------------------------------------------
AmeriSource Health Corp.-Class
  A(a)                                    22,000        981,750
---------------------------------------------------------------
Cardinal Health, Inc.                     12,650        673,612
---------------------------------------------------------------
Johnson & Johnson                         14,100        863,625
---------------------------------------------------------------
Merck & Co., Inc.                          8,000        724,000
---------------------------------------------------------------
Pfizer, Inc.                              12,000      1,152,000
---------------------------------------------------------------
Rhone-Poulenc Rorer, Inc.                  6,000        432,750
---------------------------------------------------------------
Schering-Plough Corp.                      5,400        432,000
---------------------------------------------------------------
Watson Pharmaceuticals, Inc.(a)           21,900        782,925
---------------------------------------------------------------
                                                      7,723,162
---------------------------------------------------------------

MEDICAL (PATIENT SERVICES)-1.15%

Columbia/HCA Healthcare Corp.             15,000        525,000
---------------------------------------------------------------
HEALTHSOUTH Corp.(a)                      50,000        987,500
---------------------------------------------------------------
Quorum Health Group, Inc.(a)              33,500      1,042,688
---------------------------------------------------------------
Tenet Healthcare Corp.(a)                 16,900        439,400
---------------------------------------------------------------
United Healthcare Corp.                   15,500        753,688
---------------------------------------------------------------
                                                      3,748,276
---------------------------------------------------------------

MEDICAL INSTRUMENTS/PRODUCTS-1.41%

Baxter International Inc.                 25,000      1,196,875
---------------------------------------------------------------
Becton, Dickinson & Co.                   22,000      1,012,000
---------------------------------------------------------------
Boston Scientific Corp.(a)                 7,500        361,875
---------------------------------------------------------------
DePuy, Inc.(a)                             8,700        182,700
---------------------------------------------------------------
Stryker Corp.                             22,000        723,250
---------------------------------------------------------------
Sybron International Corp.(a)             12,700        422,275
---------------------------------------------------------------
                                                      MARKET
                                      SHARES          VALUE

MEDICAL INSTRUMENTS/PRODUCTS-(CONTINUED)

US Surgical Corp.                         20,000   $    685,000
---------------------------------------------------------------
                                                      4,583,975
---------------------------------------------------------------

OFFICE AUTOMATION-0.30%

Xerox Corp.                               16,000        984,000
---------------------------------------------------------------

OIL & GAS (DRILLING)-0.12%

Reading & Bates Corp.(a)                  17,000        380,375
---------------------------------------------------------------

OIL & GAS (SERVICES)-0.94%

Exxon Corp.                               22,000      1,245,750
---------------------------------------------------------------
Halliburton Co.                           14,000        988,750
---------------------------------------------------------------
Louisiana Land & Exploration Co.          12,200        610,000
---------------------------------------------------------------
Unocal Corp.                               5,200        198,250
---------------------------------------------------------------
                                                      3,042,750
---------------------------------------------------------------

OIL EQUIPMENT & SUPPLIES-0.98%

Baker Hughes, Inc.                        19,000        655,500
---------------------------------------------------------------
Coastal Corp.                             16,500        783,750
---------------------------------------------------------------
Rowan Companies, Inc.(a)                  25,000        450,000
---------------------------------------------------------------
Schlumberger Ltd.                          4,300        476,225
---------------------------------------------------------------
Tidewater, Inc.                           20,000        802,500
---------------------------------------------------------------
                                                      3,167,975
---------------------------------------------------------------

PAPER & FOREST PRODUCTS-0.10%

Kimberly-Clark Corp.                       6,200        317,750
---------------------------------------------------------------

POLLUTION CONTROL-0.23%

USA Waste Services, Inc.(a)               23,000        753,250
---------------------------------------------------------------

RETAIL (FOOD & DRUG)-0.84%

American Stores Co.                       13,000        591,500
---------------------------------------------------------------
Kroger Co.(a)                             23,600        649,000
---------------------------------------------------------------
Rite Aid Corp.                            19,000        874,000
---------------------------------------------------------------
Safeway, Inc.(a)                          13,500        602,438
---------------------------------------------------------------
                                                      2,716,938
---------------------------------------------------------------

RETAIL (STORES)-1.88%

Bed Bath & Beyond, Inc.(a)                30,000        821,250
---------------------------------------------------------------
Blyth Industries, Inc.(a)                 30,000      1,185,000
---------------------------------------------------------------
CVS Corp.                                 25,000      1,240,625
---------------------------------------------------------------
Pep Boys-Manny, Moe & Jack                22,500        734,063
---------------------------------------------------------------
TJX Companies, Inc.                       21,500      1,015,875
---------------------------------------------------------------
Toys "R" Us, Inc.(a)                      12,000        342,000
---------------------------------------------------------------
U.S. Office Products Co.(a)               30,000        765,000
---------------------------------------------------------------
                                                      6,103,813
---------------------------------------------------------------

SEMICONDUCTORS-1.85%

Advanced Micro Devices, Inc.(a)           21,800        926,500
---------------------------------------------------------------
Applied Materials, Inc.(a)                19,000      1,042,625
---------------------------------------------------------------
Intel Corp.                                4,500        689,063
---------------------------------------------------------------
KLA Instruments Corp.(a)                  26,000      1,157,000
---------------------------------------------------------------

                                                      MARKET
                                      SHARES          VALUE

SEMICONDUCTORS-(CONTINUED)

Micron Technology, Inc.                   25,000   $    881,250
---------------------------------------------------------------
Texas Instruments, Inc.                   14,500      1,294,125
---------------------------------------------------------------
                                                      5,990,563
---------------------------------------------------------------

TELECOMMUNICATIONS-1.23%

ADC Telecommunications, Inc.(a)           15,200        397,100
---------------------------------------------------------------
Andrew Corp.(a)                            9,750        241,313
---------------------------------------------------------------
Lucent Technologies, Inc.                 18,500      1,093,813
---------------------------------------------------------------
PairGain Technologies, Inc.(a)            25,000        650,000
---------------------------------------------------------------
Tellabs, Inc.(a)                          16,000        638,000
---------------------------------------------------------------
WorldCom, Inc.(a)                         40,730        977,520
---------------------------------------------------------------
                                                      3,997,746
---------------------------------------------------------------

TEXTILES-0.04%

Fruit of The Loom, Inc.-Class A(a)         4,000        144,000
---------------------------------------------------------------

TOBACCO-0.81%

Philip Morris Companies, Inc.             21,000        826,875
---------------------------------------------------------------
RJR Nabisco Holdings Corp.                30,000        892,500
---------------------------------------------------------------
Universal Corp.                           32,000        896,000
---------------------------------------------------------------
                                                      2,615,375
---------------------------------------------------------------
    Total Domestic Common Stocks                     92,366,256
---------------------------------------------------------------

FOREIGN STOCKS & OTHER EQUITY INTERESTS-67.77%

ARGENTINA-1.13%

Banco de Galicia y Buenos Aires S.A.
  de C.V.-ADR (Banking)                   45,609      1,109,581
---------------------------------------------------------------
Perez Companc S.A.-Class B
  (Oil & Gas-Services)                    93,000        754,305
---------------------------------------------------------------
YPF Sociedad Anonima-ADR
  (Oil & Gas-Services)                    65,600      1,812,200
---------------------------------------------------------------
                                                      3,676,086
---------------------------------------------------------------

AUSTRALIA-2.91%

Boral Ltd.
  (Building Materials)                   323,000        952,148
---------------------------------------------------------------
Coca-Cola Amatil Ltd.
  (Consumer Non-Durables)                 77,727        888,560
---------------------------------------------------------------
National Australia Bank Ltd.,
  $1.97 Conv. Pfd., (Banking)(b)          42,500      1,126,250
---------------------------------------------------------------
National Australia Bank Ltd.
  (Banking)                               61,000        834,867
---------------------------------------------------------------
National Mutual Holdings Ltd.(a)
  (Insurance-Multi-Line Property)        600,000        889,028
---------------------------------------------------------------
QBE Insurance Group Ltd.
  (Insurance-Multi-Line Property)        181,125      1,035,363
---------------------------------------------------------------
QNI Ltd.
  (Metals-Miscellaneous)                 882,700      1,638,326
---------------------------------------------------------------
WMC Ltd.
  (Metals-Miscellaneous)                 350,000      2,074,398
---------------------------------------------------------------
                                                      9,438,940
---------------------------------------------------------------
                                                      MARKET
                                      SHARES          VALUE

AUSTRIA-0.67%

OMV A.G.
  (Oil & Gas-Integrated)                   9,400   $  1,026,226
---------------------------------------------------------------
VA Technologie A.G.
  (Engineering & Construction)             7,400      1,149,923
---------------------------------------------------------------
                                                      2,176,149
---------------------------------------------------------------

BELGIUM-1.17%

Barco Industries(a)
  (Electronic
    Components/Miscellaneous)              5,700        970,993
---------------------------------------------------------------
COLRUYT S.A.
  (Retail-Food & Drug)                     1,100        455,385
---------------------------------------------------------------
Delhaize-Le Lion, S.A.
  (Retail-Food & Drug)                    18,500        928,881
---------------------------------------------------------------
UCB S.A.
  (Medical-Drugs)                            520      1,426,909
---------------------------------------------------------------
                                                      3,782,168
---------------------------------------------------------------

CANADA-2.20%

Bank of Montreal
  (Banking-Money Center)                  20,500        743,987
---------------------------------------------------------------
Canadian National Railway Co.
  (Railroads)                             28,000      1,078,000
---------------------------------------------------------------
Canadian Natural Resources
  Ltd.(a)
  (Oil & Gas-Exploration &
    Production)                           48,000      1,144,166
---------------------------------------------------------------
Canadian Pacific, Ltd.
  (Transportation)                        20,000        487,500
---------------------------------------------------------------
Newbridge Networks Corp.(a)
  (Computer Networking)                   26,000        825,500
---------------------------------------------------------------
Northern Telecom Ltd.
  (Telecommunications)                     7,500        544,687
---------------------------------------------------------------
Philip Environmental, Inc.(a)
  (Pollution Control)                     65,000      1,023,750
---------------------------------------------------------------
Suncor, Inc.
  (Oil & Gas-Exploration &
    Production)                           28,000      1,282,749
---------------------------------------------------------------
                                                      7,130,339
---------------------------------------------------------------

CHILE-0.31%

Cia. de Telecomunicaciones de
  Chile S.A.-ADR
  (Telephone)                             30,600        990,675
---------------------------------------------------------------

DENMARK-0.91%

Novo Nordisk A/S-Class B
  (Medical-Drugs)                         30,000      2,967,818
---------------------------------------------------------------

FINLAND-0.26%

Nokia Oy A.B.-Class A
  (Telecommunications)                    13,800        853,146
---------------------------------------------------------------

FRANCE-8.35%

Alcatel Alsthom
  (Telecommunications)                    27,400      3,046,792
---------------------------------------------------------------
AXA S.A.
  (Insurance-Life & Health)               11,250        692,174
---------------------------------------------------------------

                                                      MARKET
                                      SHARES          VALUE

FRANCE-(CONTINUED)

Cap Gemini Sogeti S.A.
  (Computer Software/Services)            27,000   $  1,635,312
---------------------------------------------------------------
Carrefour Supermarche S.A.
  (Retail-Food & Drug)                     1,250        780,433
---------------------------------------------------------------
Cetelem
  (Finance-Consumer Credit)                4,200        489,334
---------------------------------------------------------------
Compagnie Francaise d'Etudes et
  de Construction Technip
  (Engineering & Construction)            13,000      1,374,283
---------------------------------------------------------------
Compagnie Generale des Eaux
  (Water Supply)                          15,100      2,103,367
---------------------------------------------------------------
Elf Aquitaine S.A.
  (Oil & Gas-Services)                    13,500      1,309,175
---------------------------------------------------------------
Essilor International
  (Medical Instruments/Products)           2,200        606,117
---------------------------------------------------------------
Etablissements Economiques du
  Casino Guichard-Perrachon
  (Retail-Food & Drug)                    33,000      1,536,777
---------------------------------------------------------------
Lafarge S.A.
  (Building Materials)                    11,500        754,253
---------------------------------------------------------------
Michelin-Class B
  (Automobile/Truck Parts &
    Tires)                                23,500      1,313,004
---------------------------------------------------------------
Pinault-Printemps-Redoute S.A.
  (Retail-Stores)                          2,900      1,219,824
---------------------------------------------------------------
Promodes
  (Retail-Stores)                          4,800      1,619,327
---------------------------------------------------------------
Rexel S.A.
  (Electronic
    Components/Miscellaneous)              2,600        692,710
---------------------------------------------------------------
Rhone-Poulenc-Class A
  (Chemicals)                             46,500      1,563,942
---------------------------------------------------------------
Schneider S.A.
  (Electronic
    Components/Miscellaneous)              5,500        310,032
---------------------------------------------------------------
Sidel, S.A.
  (Machinery-Miscellaneous)                9,800        703,874
---------------------------------------------------------------
Societe BIC S.A.
  (Office Products)                       16,100      2,551,615
---------------------------------------------------------------
Sodexho S.A.
  (Business Services)                      1,100        505,097
---------------------------------------------------------------
Total S.A.-Class B
  (Oil & Gas-Exploration &
    Production)                           13,100      1,086,336
---------------------------------------------------------------
Valeo S.A.
  (Automobile/Truck Parts &
    Tires)                                19,400      1,196,608
---------------------------------------------------------------
                                                     27,090,386
---------------------------------------------------------------

GERMANY-3.66%

Adidas A.G.
  (Shoes & Related Apparel)               16,350      1,704,108
---------------------------------------------------------------
Altana A.G.
  (Chemicals)                              1,850      1,431,459
---------------------------------------------------------------
Commerzbank A.G.
  (Banking-Money Center)                  44,000      1,180,159
---------------------------------------------------------------
Continental A.G.
  (Automobile/Truck Parts &
    Tires)                                29,600        651,207
---------------------------------------------------------------

                                                      MARKET
                                      SHARES          VALUE

GERMANY-(CONTINUED)

Deutsche Bank A.G.
  (Banking)                               29,000   $  1,530,546
---------------------------------------------------------------
Dresdner Bank A.G.
  (Banking)                               36,000      1,151,634
---------------------------------------------------------------
SAP A.G.-Pfd.
  (Computer Software/Services)             4,600        847,061
---------------------------------------------------------------
SAP A.G.
  (Computer Software/Services)             4,600        837,499
---------------------------------------------------------------
Schering A.G.
  (Medical-Drugs)                          8,000        766,832
---------------------------------------------------------------
SGL Carbon A.G.
  (Metals-Miscellaneous)                   6,000        836,702
---------------------------------------------------------------
VEBA A.G.
  (Electric Power)                        18,000        927,128
---------------------------------------------------------------
                                                     11,864,335
---------------------------------------------------------------

HONG KONG-4.94%

Asia Satellite Telecommunications
  Holdings Ltd.-ADR(a)
  (Telecommunications)                    24,500        630,875
---------------------------------------------------------------
Asia Satellite Telecommunications
  Holdings Ltd.
  (Telecommunications)                   232,000        588,498
---------------------------------------------------------------
Cheung Kong (Holdings) Ltd.
  (Real Estate)                          267,000      2,343,768
---------------------------------------------------------------
Cosco Pacific Ltd.
  (Transportation-Miscellaneous)       1,560,000      2,184,987
---------------------------------------------------------------
Dao Heng Bank Group Ltd.
  (Banking)                              266,000      1,263,642
---------------------------------------------------------------
First Pacific Company Ltd.
  (Conglomerates)                      1,323,000      1,579,778
---------------------------------------------------------------
Hang Seng Bank Ltd.
  (Banking)                              114,500      1,289,631
---------------------------------------------------------------
Hong Kong & China Gas Co. Ltd.
  (Electric Power)                       746,640      1,185,525
---------------------------------------------------------------
HSBC Holdings PLC
  (Banking)                               63,400      1,604,131
---------------------------------------------------------------
Hutchison Whampoa Ltd.
  (Conglomerates)                        169,000      1,254,437
---------------------------------------------------------------
New World Infrastructure Ltd.(a)
  (Building Materials)                   339,800        960,643
---------------------------------------------------------------
Sun Hung Kai Properties Ltd.
  (Real Estate)                          105,600      1,145,085
---------------------------------------------------------------
                                                     16,031,000
---------------------------------------------------------------

INDONESIA-0.72%

PT Bank Internasional Indonesia
  (Banking)                            2,566,684      1,848,435
---------------------------------------------------------------
PT Indosat
  (Telcommunications)                     84,500        232,984
---------------------------------------------------------------
PT Indosat-ADR
  (Telecommunications)                     9,050        248,875
---------------------------------------------------------------
                                                      2,330,294
---------------------------------------------------------------

                                                      MARKET
                                      SHARES          VALUE

IRELAND-0.10%

Elan Corp. PLC-ADR(a)
  (Medical-Drugs)                          9,200   $    312,800
---------------------------------------------------------------

ISRAEL-0.41%

Teva Pharmaceutical Industries
  Ltd.-ADR
  (Medical-Drugs)                         26,500      1,344,875
---------------------------------------------------------------

ITALY-2.66%

Credito Italiano S.p.A.
  (Banking)                            1,040,000      1,458,402
---------------------------------------------------------------
Edison S.p.A.
  (Electric Power)                       232,000      1,229,122
---------------------------------------------------------------
Ente Nazionale Idrocarburi S.p.A.
  (Oil & Gas-Exploration &
    Production)                          290,000      1,476,274
---------------------------------------------------------------
Istituto Mobiliare Italiano
  S.p.A.
  (Banking)                              138,000      1,173,041
---------------------------------------------------------------
Telecom Italia Mobile S.p.A.
  (Telecommunications)                   460,000      1,442,995
---------------------------------------------------------------
Telecom Italia S.p.A.
  (Telecommunications)                   700,000      1,853,257
---------------------------------------------------------------
                                                      8,633,091
---------------------------------------------------------------

JAPAN-9.61%

Advantest Corp.
  (Semiconductors)                        17,930        995,836
---------------------------------------------------------------
Bridgestone Corp.
  (Automobile/Truck Parts & Tires)        82,000      1,744,200
---------------------------------------------------------------
Canon, Inc.
  (Office Automation)                     97,000      2,300,154
---------------------------------------------------------------
DDI Corp.
  (Telecommunications)                       262      1,739,992
---------------------------------------------------------------
Fuji Photo Film Co.
  (Electronic
    Components/Miscellaneous)             61,000      2,330,720
---------------------------------------------------------------
Honda Motor Co., Ltd.
  (Automobile-Manufacturers)              73,000      2,265,884
---------------------------------------------------------------
Ibiden Co., Ltd.
  (Building Materials)                   106,000      1,394,572
---------------------------------------------------------------
JUSCO Co.
  (Retail-Stores)                         40,000      1,228,975
---------------------------------------------------------------
Matsushita Electric Industrial
  Co. Ltd.
  (Electronic
    Components\Miscellaneous)             61,000        975,539
---------------------------------------------------------------
Nippon Telegraph & Telephone Corp.
  (Telecommunications)                       250      1,762,713
---------------------------------------------------------------
Nippon Television Network
  (Advertising/Broadcasting)               2,050        604,010
---------------------------------------------------------------
NSK Ltd.
  (Metals)                               230,000      1,387,954
---------------------------------------------------------------
NTT Data Communications Systems Co.
  (Computer Software/Services)               470      1,373,695
---------------------------------------------------------------
Okuma Corp.(a)
  (Machine Tools)                         78,000        614,488
---------------------------------------------------------------
Ricoh Corp. Ltd.
  (Office Automation)                    124,000      1,475,086
---------------------------------------------------------------

                                                      MARKET
                                      SHARES          VALUE

JAPAN-(CONTINUED)

SMC Corp.
  (Machine-Miscellaneous)                  6,800   $    498,208
---------------------------------------------------------------
Sony Corp.
  (Electronic
    Components/Miscellaneous)             27,000      1,965,415
---------------------------------------------------------------
TDK Corp.
  (Electronic
    Components/Miscellaneous)             31,000      2,234,608
---------------------------------------------------------------
Tokyo Electron Ltd.
  (Electronic
    Components/Miscellaneous)             28,600      1,104,030
---------------------------------------------------------------
Toyota Motor Corp.
  (Automobile-Manufacturers)              74,000      2,145,350
---------------------------------------------------------------
Yamatake-Honeywell Co.
  (Airlines)                              71,000      1,057,155
---------------------------------------------------------------
                                                     31,198,584
---------------------------------------------------------------

MALAYSIA-0.71%

Commerce Asset Holdings Berhad
  (Finance-Asset Management)              93,000        555,600
---------------------------------------------------------------
Edaran Otomobil Nasional Berhad
  (Automobile-Manufacturers)              70,000        660,746
---------------------------------------------------------------
Malayan Banking Berhad
  (Banking)                              109,000      1,085,311
---------------------------------------------------------------
                                                      2,301,657
---------------------------------------------------------------

MEXICO-1.75%

Coca-Cola Femsa S.A.-ADR
  (Beverages-Soft Drinks)                 24,200        843,975
---------------------------------------------------------------
Fomento Economico Mexicano, S.A.
  de C.V.-Class B
  (Beverages-Alcoholic)                  261,050      1,225,340
---------------------------------------------------------------
Grupo Industrial Maseca S.A. de
  C.V.-Class B
  (Food/Processing)                      807,600        790,679
---------------------------------------------------------------
Grupo Televisa S.A.-GDR(a)
  (Advertising/Broadcasting)              36,900        853,313
---------------------------------------------------------------
Panamerican Beverages, Inc.-Class A
  (Beverages-Soft Drinks)                 68,000      1,972,000
---------------------------------------------------------------
                                                      5,685,307
---------------------------------------------------------------

NETHERLANDS-3.93%

DSM N.V.
  (Chemicals-Specialty)                    6,900        687,061
---------------------------------------------------------------
Elsevier N.V.
  (Publishing)                            23,000        368,321
---------------------------------------------------------------
Getronics N.V.
  (Computer Software/Services)            41,000      1,241,595
---------------------------------------------------------------
Gucci Group N.V.-ADR -- New York
  Registered Shares
  (Textiles)                              10,300        714,563
---------------------------------------------------------------
Koninklijke Ahold N.V.
  (Retail-Food & Drugs)                   10,200        696,299
---------------------------------------------------------------
Nutricia Verenigde Bedrijven N.V.
  (Food/Processing)                       11,750      1,782,734
---------------------------------------------------------------
Oce-Van Der Grinten N.V.
  (Office Automation)                      7,000        846,841
---------------------------------------------------------------

                                                      MARKET
                                      SHARES          VALUE

NETHERLANDS-(CONTINUED)

Philips Electronics N.V.
  (Electronic
    Components/Miscellaneous)             60,500   $  3,158,061
---------------------------------------------------------------
Royal Dutch Petroleum Co.
  (Oil & Gas-Services)                     6,600      1,179,551
---------------------------------------------------------------
Royal Dutch Petroleum Co.-ADR-New
  York Shares
  (Oil & Gas-Services)                     6,000      1,081,500
---------------------------------------------------------------
Verenigde Nederlandse
  Uitgeversbedrijven Verenigd Bezit
  (Publishing)                            15,500        320,613
---------------------------------------------------------------
Wolters Kluwer N.V.
  (Publishing)                             5,700        675,527
---------------------------------------------------------------
                                                     12,752,666
---------------------------------------------------------------

NORWAY-0.42%

Storebrand A.S.A.
  (Insurance-Multi-Line Property)(a)     225,000      1,374,417
---------------------------------------------------------------

PHILIPPINES-0.97%

C & P Homes, Inc.
  (Home Building)                      1,280,000        485,400
---------------------------------------------------------------
Filinvest Land Inc.(a)
  (Real Estate)                        2,069,700        486,619
---------------------------------------------------------------
Metro Pacific Corp.
  (Conglomerates)                      2,309,000        534,126
---------------------------------------------------------------
Metropolitan Bank & Trust Co.
  (Banking)                               29,835        610,956
---------------------------------------------------------------
Philippine Long Distance
  Telephone Co.
  (Telecommunications)                     8,230        469,706
---------------------------------------------------------------
Philippine Long Distance
  Telephone Co.-ADR
  (Telecommunications)                     8,900        496,175
---------------------------------------------------------------
Southeast Asia Cement Holdings,
  Inc.(a)
  (Building Materials)                 1,593,000         73,700
---------------------------------------------------------------
                                                      3,156,682
---------------------------------------------------------------

PORTUGAL-0.48%

Portugal Telecom S.A.(a)
  (Telecommunications)                    42,000      1,547,368
---------------------------------------------------------------

SINGAPORE-0.99%

City Developments Ltd.
  (Real Estate)                          129,000      1,042,694
---------------------------------------------------------------
DBS Land Ltd.
  (Real Estate)                          416,000      1,344,995
---------------------------------------------------------------
Overseas Union Bank Ltd.
  (Banking)                              125,000        820,380
---------------------------------------------------------------
                                                      3,208,069
---------------------------------------------------------------

SOUTH AFRICA-0.32%

Sasol Ltd.
  (Oil & Gas-Exploration &
    Production)                           80,100      1,026,808
---------------------------------------------------------------

SPAIN-2.58%

Banco Bilbao Vizcaya, S.A.
  (Banking)                               24,500      1,648,918
---------------------------------------------------------------

                                                      MARKET
                                      SHARES          VALUE

SPAIN-(CONTINUED)

Banco Popular Espanol S.A.
  (Banking)                                8,000   $  1,696,248
---------------------------------------------------------------
Empresa Nacional de Electricidad, S.A.
  (Electric Power)                        18,300      1,279,204
---------------------------------------------------------------
Gas Natural SDG, S.A.-Class E
  (Gas Distribution)                       3,300        700,831
---------------------------------------------------------------
Iberdrola S.A.
  (Electric Power)                        60,000        677,131
---------------------------------------------------------------
Telefonica de Espana
  (Telecommunications)                    93,000      2,382,169
---------------------------------------------------------------
                                                      8,384,501
---------------------------------------------------------------

SWEDEN-1.08%

Hennes & Mauritz A.B.-B Shares
  (Retail-Stores)                         10,300      1,490,242
---------------------------------------------------------------
Securitas A.B.-Class B
  (Security & Safety Services)            18,300        440,896
---------------------------------------------------------------
Sparbanken Sverige A.B.-Class A
  (Banking)                               46,000        820,936
---------------------------------------------------------------
Telefonaktiebolaget LM
  Ericsson-ADR
  (Telecommunications)                    22,000        739,750
---------------------------------------------------------------
                                                      3,491,824
---------------------------------------------------------------

SWITZERLAND-2.49%

ABB A.G.(a)
  (Engineering & Construction)             1,280      1,549,963
---------------------------------------------------------------
Adecco S.A.
  (Business Services)                      5,000      1,668,815
---------------------------------------------------------------
Ciba Specialty Chemicals A.G.(a)
  (Chemicals-Specialty)                    1,393        120,013
---------------------------------------------------------------
Clariant A.G.
  (Chemicals-Specialty)                    1,650        944,712
---------------------------------------------------------------
Nestle S.A.
  (Food/Processing)                          680        825,724
---------------------------------------------------------------
Novartis A.G.
  (Medical-Drugs)                          2,268      2,987,895
---------------------------------------------------------------
                                                      8,097,122
---------------------------------------------------------------

THAILAND-0.14%

Bank of Ayudhya Public Co., Ltd.
  (Banking)                               11,400         29,239
---------------------------------------------------------------
Krung Thai Bank Public Co. Ltd.
  (Banking)                              230,000        288,353
---------------------------------------------------------------
Siam Commercial Bank PLC
  (Banking)                               21,900        128,269
---------------------------------------------------------------
                                                        445,861
---------------------------------------------------------------

UNITED KINGDOM-11.90%

Airtours PLC
  (Leisure & Recreation)                  71,900      1,068,595
---------------------------------------------------------------
B.A.T. Industries PLC
  (Conglomerates)                        174,000      1,469,271
---------------------------------------------------------------
Bass PLC
  (Beverages-Alcoholic)                   24,000        309,822
---------------------------------------------------------------

                                                      MARKET
                                      SHARES          VALUE

UNITED KINGDOM-(CONTINUED)

British Aerospace PLC
  (Aerospace/Defense)                     64,000   $  1,359,870
---------------------------------------------------------------
British Petroleum Co. PLC
  (Oil & Gas-Services)                    62,000        711,442
---------------------------------------------------------------
Burton Group PLC
  (Retail-Stores)                        473,000      1,169,084
---------------------------------------------------------------
Caradon PLC
  (Building Materials)                   136,000        547,747
---------------------------------------------------------------
Compass Group PLC
  (Restaurants)                           59,200        649,751
---------------------------------------------------------------
Danka Business Systems PLC-ADR
  (Office Automation)                     16,000        489,000
---------------------------------------------------------------
Dixons Group PLC
  (Retail-Stores)                        164,000      1,344,959
---------------------------------------------------------------
EMAP PLC
  (Publishing)                            51,000        635,640
---------------------------------------------------------------
FKI PLC
  (Conglomerates)                        155,000        457,212
---------------------------------------------------------------
General Electric Co. PLC
  (Electronic
    Components/Miscellaneous)            160,000        951,702
---------------------------------------------------------------
GKN PLC
  (Automobile/Truck Parts &
    Tires)                                39,000        601,118
---------------------------------------------------------------
Granada Group PLC
  (Leisure & Recreation)                 130,000      1,875,203
---------------------------------------------------------------
Guinness PLC
  (Beverages-Alcoholic)                  195,000      1,611,831
---------------------------------------------------------------
Hays PLC
  (Business Services)                    178,000      1,576,613
---------------------------------------------------------------
Kingfisher PLC
  (Retail-Stores)                        140,000      1,515,721
---------------------------------------------------------------
Ladbroke Group PLC
  (Hotels/Motels)                        382,000      1,433,274
---------------------------------------------------------------
Lloyds TSB Group PLC
  (Finance-Savings & Loans)               96,000        877,536
---------------------------------------------------------------
LucasVarity PLC
  (Automobile/Truck Parts &
    Tires)                               484,000      1,466,904
---------------------------------------------------------------
Marks & Spencer PLC
  (Retail-Stores)                        110,000        873,582
---------------------------------------------------------------
Medeva PLC
  (Medical-Drugs)                         67,200        326,742
---------------------------------------------------------------
Next PLC
  (Retail-Stores)                         77,000        813,055
---------------------------------------------------------------
Orange PLC(a)
  (Telecommunications)                   215,000        752,674
---------------------------------------------------------------
Peninsular & Oriental Steam Navigation
  Co. (The)
  (Transportation-Miscellaneous)           6,550         63,748
---------------------------------------------------------------
Provident Financial PLC
  (Finance-Consumer Credit)              137,400      1,271,562
---------------------------------------------------------------
Railtrack Group PLC
  (Railroads)                            235,000      1,772,974
---------------------------------------------------------------
Rentokil Initial PLC
  (Business Services)                    239,000      1,566,864
---------------------------------------------------------------

                                                      MARKET
                                      SHARES          VALUE

UNITED KINGDOM-(CONTINUED)

Scottish & Newcastle PLC
  (Beverages-Alcoholic)                   60,000   $    647,650
---------------------------------------------------------------
Siebe PLC
  (Electronic
    Components/Miscellaneous)             75,000      1,109,806
---------------------------------------------------------------
SmithKline Beecham PLC-ADR
  (Medical-Drugs)                         15,000      1,209,375
---------------------------------------------------------------
Smiths Industries PLC
  (Electronics/Defense)                   30,000        367,341
---------------------------------------------------------------
Standard Chartered PLC
  (Finance-Asset Management)              41,500        627,881
---------------------------------------------------------------
Tarmac PLC
  (Building Materials)                   840,000      1,681,361
---------------------------------------------------------------
Unilever PLC
  (Consumer Non-Durables)                 56,000      1,472,609
---------------------------------------------------------------
Vodafone Group PLC
  (Telecommunications)                   150,000        669,773
---------------------------------------------------------------
WPP Group PLC
  (Advertising/Broadcasting)             316,000      1,293,193
---------------------------------------------------------------
                                                     38,642,485
---------------------------------------------------------------
    Total Foreign Stocks & Other Equity
      Interests                                     219,935,453
---------------------------------------------------------------

DOMESTIC CONVERTIBLE PREFERRED STOCKS-0.25%

FINANCE (CONSUMER CREDIT)-0.10%

SunAmerica, Inc., $3.10 Conv.
  Pfd.                                     3,300        336,600
---------------------------------------------------------------

INSURANCE (MULTI-LINE PROPERTY)-0.15%

MGIC Investment Corp., $3.12
  Conv. Pfd.                               7,000        489,125
---------------------------------------------------------------
    Total Domestic Convertible Preferred Stocks         825,725
---------------------------------------------------------------

                                     PRINCIPAL
                                     AMOUNT(c)

DOMESTIC CONVERTIBLE NOTES-0.30%

SEMICONDUCTORS-0.30%

Altera Corp.,
  Conv. Sub. Notes
  5.75%, 06/15/02(d)
  (Acquired 02/10/97; cost
    $869,363)                      $     485,000        983,517
---------------------------------------------------------------

U.S. DOLLAR DENOMINATED FOREIGN
  BONDS & NOTES-0.68%

GERMANY-0.51%

Volkswagen International Finance N.V.,
  Conv. Gtd. Notes,
  (Automobile-Manufacturers)
  3.00%, 01/24/02                      1,330,000      1,652,525
---------------------------------------------------------------

HONG KONG-0.07%

New World Infrastructure Ltd.,
  Conv. Bonds, (Banking)
  5.00%, 07/15/01(d)
  (Acquired 04/10/97-04/11/97;
  cost $234,938)                         200,000        227,500
---------------------------------------------------------------

                                     PRINCIPAL        MARKET
                                     AMOUNT(c)        VALUE

PHILIPPINES-0.10%

Metropolitan Bank & Trust
  International Finance Ltd.,
  Conv. Deb., (Banking)
  2.75%, 09/10/00                  $     245,000   $    313,600
---------------------------------------------------------------
    Total U.S. Dollar Denominated
      Foreign Bonds & Notes                           2,193,625
---------------------------------------------------------------

NON-U.S. DOLLAR DENOMINATED
  FOREIGN BONDS & NOTES-0.80%

FRANCE-0.20%

AXA-UAP,
  Conv. Sr. Deb., (Insurance-Life
    & Health)
  4.50%, 01/01/99                  FRF 2,835,000        673,959
---------------------------------------------------------------

ITALY-0.40%

Pirelli S.p.A.,
  Conv. Bonds, (Automobile/Truck
  Parts & Tires)
  5.00%, 12/31/98             ITL  1,591,686,200      1,287,535
---------------------------------------------------------------

                                     PRINCIPAL        MARKET
                                     AMOUNT(c)        VALUE

JAPAN-0.20%

Ricoh Co., Ltd.,
  Conv. Bonds, (Office
    Automation)
  0.35%, 03/31/03             JPY     65,000,000   $    641,116
---------------------------------------------------------------
    Total Non-U.S. Dollar
      Denominated Foreign Bonds &
      Notes                                           2,602,610
---------------------------------------------------------------

REPURCHASE AGREEMENT-0.40%(e)

HSBC Securities, Inc., 5.05%,
  05/01/97(f)                      $   1,287,908      1,287,908
---------------------------------------------------------------
TOTAL INVESTMENT-98.66%                             320,195,094
---------------------------------------------------------------
OTHER ASSETS LESS
  LIABILITIES-1.34%                                   4,334,512
---------------------------------------------------------------
NET ASSETS-100.00%                                 $324,529,606
===============================================================

Abbreviations:

ADR   - American Depository Receipt
Conv. - Convertible
Deb.  - Debentures
GDR   - Global Depository Receipt
Gtd.  - Guaranteed
Pfd.  - Preferred
Sr.   - Senior
Sub.  - Subordinated

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) Issued as a unit. This unit also includes 42,500 warrants to exchange into one ordinary share per warrant.
(c) Principal in U.S. Dollars unless otherwise indicated.
(d) Restricted security. May be resold to qualified institutional buyers in accordance with the provisions of Rule 144A under the Securities Act of 1933, as amended. The valuation of these securities has been determined in accordance with procedures established by the Board of Directors. The aggregate market value of these securities at April 30, 1997 was $1,211,017 which represented 0.37% of the Fund's net assets.
(e) Collateral on repurchase agreements, including the Fund's pro-rata interest in joint repurchase agreements, is taken into possession by the Fund upon entering into the repurchase agreement. The collateral is marked to market daily to ensure its market value as being 102% of the sales price of the repurchase agreement. The investment in some repurchase agreements are through participation in joint accounts with other mutual funds, private accounts and certain non-registered investment companies managed by the investment advisor or its affiliates.
(f) Joint repurchase agreement entered into 04/30/97 with a maturing value of $100,014,028. Collateralized by $96,950,000 U.S. Government obligations, 7.50% to 7.875% due 10/31/99 to 12/31/99 with an aggregate market value at April 30, 1997 of $102,002,050.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES

APRIL 30, 1997
(UNAUDITED)


ASSETS:

Investments, at market value (cost
  $284,581,349)                           $  320,195,094
--------------------------------------------------------
Foreign currencies, at market value
  (cost $1,669,554)                            1,649,017
--------------------------------------------------------
Receivables for:
  Investments sold                             5,054,287
--------------------------------------------------------
  Capital stock sold                           1,447,389
--------------------------------------------------------
  Dividends and interest                         815,224
--------------------------------------------------------
Investment for deferred compensation
  plan                                             7,578
--------------------------------------------------------
Other assets                                      28,977
--------------------------------------------------------
         Total assets                        329,197,566
--------------------------------------------------------

LIABILITIES:

Payables for:
  Investments purchased                        3,504,253
--------------------------------------------------------
  Capital stock reacquired                       496,621
--------------------------------------------------------
  Deferred compensation                            7,578
--------------------------------------------------------
Accrued advisory fees                            218,517
--------------------------------------------------------
Accrued administrative services fees               6,958
--------------------------------------------------------
Accrued distribution fees                        225,871
--------------------------------------------------------
Accrued transfer agent fees                       81,800
--------------------------------------------------------
Accrued operating expenses                       126,362
--------------------------------------------------------
         Total liabilities                     4,667,960
--------------------------------------------------------
NET ASSETS APPLICABLE TO SHARES
  OUTSTANDING                             $  324,529,606
========================================================

NET ASSETS:

  Class A                                 $  148,010,453
========================================================
  Class B                                 $  176,519,153
========================================================

CAPITAL STOCK, $.001 PAR VALUE PER
  SHARE:

Class A:
  Authorized                                 200,000,000
--------------------------------------------------------
  Outstanding                                  9,811,280
========================================================
Class B:
  Authorized                                 200,000,000
--------------------------------------------------------
  Outstanding                                 11,856,382
========================================================
Class A:
  Net asset value and redemption price
    per share                             $        15.09
========================================================
  Offering price per share:
    (Net asset value $15.09 divided by
    95.25%)                               $        15.84
========================================================
Class B:
  Net asset value and offering price per
    share                                 $        14.89
========================================================


STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED APRIL 30, 1997
(UNAUDITED)


INVESTMENT INCOME:

Dividends (net of $191,730 foreign
  withholding tax)                           $ 1,692,020
--------------------------------------------------------
Interest                                         178,493
--------------------------------------------------------
      Total investment income                  1,870,513
--------------------------------------------------------

EXPENSES:

Advisory fees                                  1,210,003
--------------------------------------------------------
Administrative services fees                      42,968
--------------------------------------------------------
Directors' fees                                    3,826
--------------------------------------------------------
Distribution fees -- Class A                     336,112
--------------------------------------------------------
Distribution fees -- Class B                     751,310
--------------------------------------------------------
Custodian fees                                   168,387
--------------------------------------------------------
Transfer agent fees -- Class A                   147,965
--------------------------------------------------------
Transfer agent fees -- Class B                   209,315
--------------------------------------------------------
Other                                            118,820
--------------------------------------------------------
      Total expenses                           2,988,706
--------------------------------------------------------
Less: Expenses paid indirectly                    (2,363)
--------------------------------------------------------
      Net expenses                             2,986,343
--------------------------------------------------------
Net investment income (loss)                  (1,115,830)
--------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENT SECURITIES, FOREIGN CURRENCIES
  AND FUTURES CONTRACTS:

Net realized gain (loss) on sales of:
  Investment securities                        3,518,326
--------------------------------------------------------
  Foreign currencies                            (160,717)
--------------------------------------------------------
                                               3,357,609
--------------------------------------------------------
Net unrealized appreciation of:
  Investment securities                       12,527,245
--------------------------------------------------------
  Foreign currencies                              36,629
--------------------------------------------------------
                                              12,563,874
--------------------------------------------------------
      Net gain on investment securities and
         foreign currencies                   15,921,483
--------------------------------------------------------
Net increase in net assets resulting from
  operations                                 $14,805,653
========================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

FOR THE SIX MONTHS ENDED APRIL 30, 1997 AND THE YEAR ENDED OCTOBER 31, 1996 (UNAUDITED)

                                                               APRIL 30,       OCTOBER 31,
                                                                  1997            1996

OPERATIONS:

  Net investment income (loss)                                $ (1,115,830)   $    (548,400)
-------------------------------------------------------------------------------------------
  Net realized gain (loss) on sales of investment
    securities, foreign currencies and futures contracts         3,357,609         (604,088)
-------------------------------------------------------------------------------------------
  Net unrealized appreciation of investment securities and
    foreign currencies                                          12,563,874       20,032,132
-------------------------------------------------------------------------------------------
    Net increase in net assets resulting from operations        14,805,653       18,879,644
-------------------------------------------------------------------------------------------
Distributions to shareholders from net realized gains:
    Class A                                                             --         (516,173)
-------------------------------------------------------------------------------------------
    Class B                                                             --         (413,018)
-------------------------------------------------------------------------------------------
Share transactions-net:
    Class A                                                     25,693,399       81,693,730
-------------------------------------------------------------------------------------------
    Class B                                                     47,211,382       96,263,897
-------------------------------------------------------------------------------------------
  Net increase in net assets                                    87,710,434      195,908,080
-------------------------------------------------------------------------------------------

NET ASSETS:

  Beginning of period                                          236,819,172       40,911,092
-------------------------------------------------------------------------------------------
  End of period                                               $324,529,606    $ 236,819,172
===========================================================================================

NET ASSETS CONSIST OF:

  Capital (par value and additional paid-in)                  $287,357,242    $ 214,452,461
-------------------------------------------------------------------------------------------
  Undistributed net investment income (loss)                    (1,108,292)           7,538
-------------------------------------------------------------------------------------------
  Undistributed net realized gain (loss) on sales of
    investment securities, foreign currencies and futures
    contracts                                                    2,695,402         (662,207)
-------------------------------------------------------------------------------------------
  Unrealized appreciation of investment securities and
    foreign currencies                                          35,585,254       23,021,380
-------------------------------------------------------------------------------------------
                                                              $324,529,606    $ 236,819,172
===========================================================================================

NOTES TO FINANCIAL STATEMENTS

APRIL 30, 1997
(UNAUDITED)
NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

AIM Global Growth Fund (the "Fund") is an investment portfolio of AIM International Funds, Inc. (the "Company"). The Company is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company consisting of four separate series portfolios: AIM Global Growth Fund, AIM Global Aggressive Growth Fund, AIM Global Income Fund and AIM International Equity Fund. The Fund currently offers two different classes of shares: Class A shares and Class B shares. Class A shares are sold with a front-end sales charge. Class B shares are sold with a contingent deferred sales charge. Matters affecting each portfolio or class are voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is to provide long-term growth of capital. The Fund seeks to achieve its objectives by investing in a portfolio of global equity securities of selected companies which are considered by AIM to have strong earnings momentum.
  The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.
A. Security Valuations--A security listed or traded on an exchange (except convertible bonds) is valued at the last sales price on the exchange where the security is principally traded or, lacking any sales, at the mean between the closing bid and asked prices on the day of valuation. If a mean is not available, as is the case in some foreign markets, the closing bid will be used absent a last sales price. Securities traded in the over-the-counter market (but not including securities reported on the NASDAQ National Market System) are valued at the mean between the closing bid and asked prices on valuation date. Securities reported on the NASDAQ National Market System are valued at the last sales price on the valuation date or, absent a last sales price, at the mean of the closing bid and asked prices. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by an independent pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, corporate and maturity date. Securities for which market quotations are either not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Company's officers in a manner specifically authorized by the Board of Directors. Investments with maturities of 60 days or less are valued on the basis of amortized cost which approximates market value. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the New York Stock Exchange. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the New York Stock Exchange which will not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Directors.
B. Foreign Currency Translations--Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.
C. Foreign Currency Contracts--A forward currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a forward currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a forward currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.
D. Securities Transactions, Investment Income and Distribu-tions--Securities transactions are accounted for on a trade date basis. Realized gains or losses are computed on the basis of specific identification of the securities sold. Interest income is recorded as earned from settlement date and is recorded on an accrual basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date.
E. Federal Income Taxes--The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements. The Fund has a capital loss carryforward of $630,387 (which may be carried forward to offset future taxable capital gains, if any) which expires, if not previously utilized, in the year 2004.
F. Stock Index Futures Contracts--The Fund may purchase or sell stock index futures contracts as a hedge against changes in market conditions. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities as collateral for the account of the broker (the Fund's agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contracts at the end of each day's trading. Variation margin payments are made or received depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund's basis in the contract. Risks include the possibility of an illiquid market and that a change in the value of contracts may not correlate with changes in the value of the securities being hedged.
G. Expenses - Operating expenses directly attributable to a class of shares are charged to that class' operations. Expenses which are applicable to both classes, e.g. advisory fees, are allocated between them.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Company has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.85% of the first $1 billion of the Fund's average daily net assets, plus 0.80% of the Fund's average daily net assets in excess of $1 billion.
  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to reimburse AIM for administrative costs incurred in providing accounting services to the Fund. During the six months ended April 30, 1997, AIM was reimbursed $42,968 for such services.
  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency services to the Fund. During the six months ended April 30, 1997, AFS was paid $209,646 for such services.
  The Fund received reductions in transfer agency fees of $2,234 from dividends received on balances in cash management bank accounts. In addition, the Fund incurred expenses of $129 for pricing services which are paid through directed brokerage commissions. The effect of the above arrangements resulted in a reduction in the Fund's total expenses of $2,363 during the six months ended April 30, 1997.
  The Company has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A shares and the Class B shares of the Fund. The Company has adopted distribution plans pursuant to

Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares (the "Class A Plan") and with respect to the Fund's Class B shares (the "Class B Plan") (collectively the "Plans"). The Fund, pursuant to the Class A Plan, pays AIM Distributors an annual rate of 0.50% of the average daily net assets attributable to the Class A shares. The Class A Plan is designed to compensate AIM Distributors for certain promotional and other sales related costs. Of the total compensation payable, a service fee of 0.25% is paid to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own Class A shares of the Fund. The Fund, pursuant to the Class B Plan, pays AIM Distributors at an annual rate of 1.00% of the average daily net assets attributable to the Class B shares. Of this amount, the Fund pays a service fee of 0.25% of the average daily net assets of the Class B shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own Class B shares of the Fund. Any amounts not paid as a service fee under such Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges, that may be paid by the respective classes. AIM Distributors may, from time to time, assign, transfer or pledge to one or more designees, its rights to all or a designated portion of (a) compensation received by AIM Distributors from the Fund pursuant to the Class B Plan (but not AIM Distributors' duties and obligations pursuant to the Class B Plan) and (b) any contingent deferred sales charges received by AIM Distributors related to the Class B shares. During the six months ended April 30, 1997, the Class A shares and the Class B shares paid AIM Distributors $336,112 and $751,310, respectively, as compensation under the Plans.
  AIM Distributors received commissions of $166,163 from the sales of the Class A shares of the Fund during the six months ended April 30, 1997. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the six months ended April 30, 1997, AIM Distributors received commissions of $18,107 in contingent deferred sales charges imposed on redemptions of Fund shares. Certain officers and directors of the Company are officers and directors of AIM, AFS and AIM Distributors.
  During the six months ended April 30, 1997, the Fund incurred legal fees of $2,733 for services rendered by the law firm of Kramer, Levin, Naftalis & Frankel as counsel to the Company's directors. A member of that firm is a director of the Company.

NOTE 3-DIRECTORS' FEES

Directors' fees represent remuneration paid or accrued to each director who is not an "interested person" of AIM. The Company may invest directors' fees, if so elected by a director, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 4-BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by The Chase Manhattan Bank. The Fund may borrow up to the lesser of (i) $325,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. Interest on borrowings under the line of credit is payable on maturity or prepayment date. During the six months ended April 30, 1997, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.08% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 5-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the six months ended April 30, 1997 was $192,660,508 and $120,261,274, respectively.
The amount of unrealized appreciation (depreciation) of investment securities, on a tax basis, as of April 30, 1997 is as follows:

Aggregate unrealized appreciation of
  investment securities                       $43,030,878
---------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                        (7,429,856)
---------------------------------------------------------
Net unrealized appreciation of investment
  securities                                  $35,601,022
=========================================================

Cost of investments for tax purposes is $284,594,072.

NOTE 6-CAPITAL STOCK

Changes in the Fund's capital stock outstanding during the six months ended April 30, 1997 and the year ended October 31, 1996 were as follows:

                                                                   APRIL 30, 1997               OCTOBER 31, 1996
                                                              -------------------------    ---------------------------
                                                               SHARES         AMOUNT         SHARES          AMOUNT
                                                              ---------    ------------    -----------    ------------

Sold:

  Class A                                                     2,689,114    $ 40,270,274      7,117,057    $ 94,636,553
------------------------------------------------------------  ---------    ------------    -----------    ------------
  Class B                                                     3,790,488      56,209,738      7,683,810     101,786,913
------------------------------------------------------------  ---------    ------------    -----------    ------------
Issued as reinvestment of distributions:
  Class A                                                            --              --         36,930         453,130
------------------------------------------------------------  ---------    ------------    -----------    ------------
  Class B                                                            --              --         31,124         379,711
------------------------------------------------------------  ---------    ------------    -----------    ------------
Reacquired:
  Class A                                                      (975,862)    (14,576,875)      (983,830)    (13,395,953)
------------------------------------------------------------  ---------    ------------    -----------    ------------
  Class B                                                      (607,226)     (8,998,356)      (441,521)     (5,902,727)
------------------------------------------------------------  ---------    ------------    -----------    ------------
                                                              4,896,514    $ 72,904,781     13,443,570    $177,957,627
============================================================  =========    ============    ===========    ============

NOTE 7-FINANCIAL HIGHLIGHTS

Shown below are the financial highlights for a Class A share and a Class B share outstanding during six months ended April 30, 1997, each of the years in the two-year period ended October 31, 1996 and the period September 15, 1994 (date operations commenced) through October 31, 1994.

                                                                                         OCTOBER 31,
                                                               APRIL 30,      ---------------------------------
                                                                 1997           1996         1995        1994
                                                               ---------      ---------    --------    --------

CLASS A:

Net asset value, beginning of period                            $  14.20      $   12.32    $  10.23    $  10.00
------------------------------------------------------------    --------      ---------    --------    --------
Income from investment operations:
  Net investment income (loss)                                     (0.03)         (0.01)      (0.02)          -
------------------------------------------------------------    --------      ---------    --------    --------
  Net gains on securities (both realized and unrealized)            0.92           2.11        2.11        0.23
------------------------------------------------------------    --------      ---------    --------    --------
    Total from investment operations                                0.89           2.10        2.09        0.23
------------------------------------------------------------    --------      ---------    --------    --------
Less distributions:
  Dividends from net investment income                                 -              -      (0.004)          -
------------------------------------------------------------    --------      ---------    --------    --------
  Distributions from net realized capital gains                        -          (0.22)          -           -
------------------------------------------------------------    --------      ---------    --------    --------
    Total distributions                                                -          (0.22)     (0.004)          -
------------------------------------------------------------    --------      ---------    --------    --------
Net asset value, end of period                                  $  15.09      $   14.20    $  12.32    $  10.23
============================================================    ========      =========    ========    ========
Total return(a)                                                     6.27%         17.26%      20.48%       2.30%
============================================================    ========      =========    ========    ========
Ratios/supplemental data:
Net assets, end of period (000s omitted)                        $148,010      $ 114,971    $ 23,754    $  3,093
============================================================    ========      =========    ========    ========
Ratio of expenses to average net assets(b)                          1.81%(c)(d)    1.93%       2.12%       1.95%(e)
============================================================    ========      =========    ========    ========
Ratio of net investment income (loss) to average net
  assets(f)                                                        (0.50)%(c)     (0.13)%     (0.28)%      0.10%(e)
============================================================    ========      =========    ========    ========
Portfolio turnover rate                                               43%            82%         79%          6%
============================================================    ========      =========    ========    ========
Average brokerage commission rate paid(g)                       $ 0.0427      $  0.0234         N/A         N/A
============================================================    ========      =========    ========    ========

(a) Does not deduct sales charges and for periods less than one year, total returns are not annualized.
(b) After fee waivers and expense reimbursements. Ratios of expenses to average net assets prior to fee waivers and/or expense reimbursements were 1.94%, 2.98% and 5.67% (annualized) for the periods 1996-1994, respectively.
(c) Ratios are annualized and based on average net assets of $135,558,903.
(d) Ratio includes indirectly paid expenses. Excluding indirectly paid expenses, the ratio of expenses to average net assets would have been the same.
(e) Annualized.
(f) After fee waivers and expense reimbursements. Ratios of net investment income (loss) to average net assets prior to fee waivers and/or expense reimbursements were (0.14)%, (1.14)% and (3.63)% (annualized) for the periods 1996-1994, respectively.
(g) Disclosure requirement beginning with the Fund's fiscal year ending October 31, 1996.

                                                                                             OCTOBER 31,
                                                               APRIL 30,        -------------------------------------
                                                                 1997             1996           1995          1994
                                                               ---------        ---------      --------      --------

CLASS B:

Net asset value, beginning of period                           $   14.05        $   12.26      $  10.22      $  10.00
------------------------------------------------------------   ---------        ---------      --------      --------
Income from investment operations:
  Net investment income (loss)                                     (0.07)           (0.05)        (0.04)            -
------------------------------------------------------------   ---------        ---------      --------      --------
  Net gains on securities (both realized and unrealized)            0.91             2.06          2.08          0.22
------------------------------------------------------------   ---------        ---------      --------      --------
    Total from investment operations                                0.84             2.01          2.04          0.22
------------------------------------------------------------   ---------        ---------      --------      --------
Less distributions:
  Distributions from net realized capital gains                        -            (0.22)            -             -
------------------------------------------------------------   ---------        ---------      --------      --------
    Total distributions                                                -            (0.22)            -             -
------------------------------------------------------------   ---------        ---------      --------      --------
Net asset value, end of period                                 $   14.89        $   14.05      $  12.26      $  10.22
============================================================   =========        =========      ========      ========
Total return(a)                                                     5.98%           16.60%        19.96%         2.20%
============================================================   =========        =========      ========      ========
Ratios/supplemental data:
Net assets, end of period (000s omitted)                       $ 176,519        $ 121,848      $ 17,157      $  1,277
============================================================   =========        =========      ========      ========
Ratio of expenses to average net assets(b)                          2.35%(c)(d)      2.48%         2.64%         2.51%(e)
============================================================   =========        =========      ========      ========
Ratio of net investment income (loss) to average net
  assets(f)                                                        (1.04)%(c)       (0.69)%       (0.79)%       (0.47)%(e)
============================================================   =========        =========      ========      ========
Portfolio turnover rate                                               43%              82%           79%            6%
============================================================   =========        =========      ========      ========
Average brokerage commission rate paid(g)                      $  0.0427        $  0.0234           N/A           N/A
============================================================   =========        =========      ========      ========

(a) Does not deduct sales charges and for periods less than one year, total returns are not annualized.
(b) After fee waivers and expense reimbursements. Ratios of expenses to average net assets prior to fee waivers and/or expense reimbursements were 2.49%, 3.38% and 6.20% (annualized) for the periods 1996-1994, respectively.
(c) Ratios are annualized and based on average net assets of $151,507,217.
(d) Ratio includes indirectly paid expenses. Excluding indirectly paid expenses, the ratio of expenses to average net assets would have been the same.
(e) Annualized.
(f) After fee waivers and expense reimbursements. Ratios of net investment income (loss) to average net assets prior to fee waivers and/or expense reimbursements were (0.69)%, (1.54)% and (4.16)% (annualized) for the periods 1996-1994, respectively.
(g) Disclosure requirement beginning with the Fund's fiscal year ending October 31, 1996.

SUPPLEMENTAL PROXY INFORMATION -- SHAREHOLDER MEETING
--------------------------------------------------------------------------------

The Annual Meeting of Shareholders of the Company was held on February 7, 1997. The meeting was held for the following purposes:

(1) To elect directors as follows: Charles T. Bauer, Bruce L. Crockett, Owen Daly II, Carl Frischling, Robert H. Graham, John F. Kroeger, Lewis F. Pennock, Ian W. Robinson, and Louis S. Sklar.

(2) To approve a new Investment Advisory Agreement between the Company and AIM.

(3) To approve the elimination of the fundamental investment policy prohibiting or restricting investments in other investment companies and/or the amendment of certain related fundamental investment policies.

(4) Ratification of KPMG Peat Marwick LLP as independent accountants for the Company's fiscal year ending October 31, 1997.

The following votes were cast with respect to each item:

                                                                                          Votes
                           Director/Matter                          Votes For            Against           Abstentions
                           ---------------                          ---------            -------           -----------
(1)  Charles T. Bauer............................................  130,433,380                  0           3,798,959
     Bruce L. Crockett...........................................  130,563,964                  0           3,668,375
     Owen Daly II................................................  130,421,284                  0           3,811,055
     Carl Frischling.............................................  130,515,713                  0           3,716,626
     Robert H. Graham............................................  130,587,498                  0           3,644,841
     John F. Kroeger.............................................  130,446,846                  0           3,785,493
     Lewis F. Pennock............................................  130,506,142                  0           3,726,197
     Ian W. Robinson.............................................  130,446,093                  0           3,786,246
     Louis S. Sklar..............................................  130,573,480                  0           3,658,859
(2)  Approval of new Investment Advisory Agreement...............   10,535,120            124,963             463,813
(3)  Elimination of Fundamental Investment Policy................    7,611,924            323,037             504,221
(4)  KPMG Peat Marwick LLP.......................................  128,509,801            995,829           4,726,709

                                                            Directors & Officers

Board of Directors                            OFFICERS                                        OFFICE OF THE FUND

Charles T. Bauer                              Charles T. Bauer                                11 Greenway Plaza
Chairman                                      Chairman                                        Suite 100
                                                                                              Houston, TX 77046
Bruce L. Crockett                             Robert H. Graham
Formerly Director, President, and Chief       President                                       INVESTMENT ADVISOR
Executive Officer
COMSAT Corporation                            John J. Arthur                                  A I M Advisors, Inc.
                                              Senior Vice President and Treasurer             11 Greenway Plaza
Owen Daly II                                                                                  Suite 100
Director                                      Carol F. Relihan                                Houston, TX 77046
Cortland Trust Inc.                           Senior Vice President
                                              and Secretary                                   TRANSFER AGENT
Jack Fields
Formerly Member of the                        Gary T. Crum                                    A I M Fund Services, Inc.
U.S. House of Representatives                 Senior Vice President                           P.O. Box 4739
                                                                                              Houston, TX 77210-4739
Carl Frischling                               Scott G. Lucas
Partner                                       Senior Vice President                           CUSTODIAN
Kramer, Levin, Naftalis & Frankel
                                              Dana R. Sutton                                  State Street Bank & Trust
Robert H. Graham                              Vice President and Assistant Treasurer          225 Franklin Street
President and Chief Executive Officer                                                         Boston, MA 02110
A I M Management Group Inc.                   Robert G. Alley
                                              Vice President                                  COUNSEL TO THE FUND
John F. Kroeger
Formerly Consultant                           Melville B. Cox                                 Ballard Spahr
Wendell & Stockel Associates, Inc.            Vice President                                  Andrews & Ingersoll
                                                                                              1735 Market Street
Lewis F. Pennock                              Jonathan C. Schoolar                            Philadelphia, PA 19103
Attorney                                      Vice President
                                                                                              COUNSEL TO THE DIRECTORS
Ian W. Robinson                               P. Michelle Grace
Consultant; Formerly Executive                Assistant Secretary                             Kramer, Levin, Naftalis & Frankel
Vice President and                                                                            919 Third Avenue
Chief Financial Officer                       David L. Kite                                   New York, NY 10022
Bell Atlantic Management                      Assistant Secretary
Services, Inc.                                                                                DISTRIBUTOR
                                              Nancy L. Martin
Louis S. Sklar                                Assistant Secretary                             A I M Distributors, Inc.
Executive Vice President                                                                      11 Greenway Plaza
Hines Interests                               Ofelia M. Mayo                                  Suite 100
Limited Partnership                           Assistant Secretary                             Houston, TX 77046

                                              Kathleen J. Pflueger
                                              Assistant Secretary

                                              Samuel D. Sirko
                                              Assistant Secretary

                                              Stephen I. Winer
                                              Assistant Secretary

                                              Mary J. Benson
                                              Assistant Treasurer


                                                                       THE AIM FAMILY OF FUNDS--Registered Trademark--

                                                                       AGGRESSIVE GROWTH
                                                                       AIM Aggressive Growth Fund*
                                                                       AIM Capital Development Fund
                                                                       AIM Constellation Fund
                                                                       AIM Global Aggressive Growth Fund

                                                                       GROWTH
                 [PHOTO OF                                             AIM Blue Chip Fund
              11 GREENWAY PLAZA                                        AIM Global Growth Fund
               APPEARS HERE]                                           AIM Growth Fund
                                                                       AIM International Equity Fund
                                                                       AIM Value Fund
                                                                       AIM Weingarten Fund

                                                                       GROWTH AND INCOME
                                                                       AIM Balanced Fund
                                                                       AIM Charter Fund

                                                                       INCOME AND GROWTH
                                                                       AIM Global Utilities Fund

                                                                       HIGH CURRENT INCOME
                                                                       AIM High Yield Fund

                                                                       CURRENT INCOME
                                                                       AIM Global Income Fund
                                                                       AIM Income Fund

                                                                       CURRENT TAX-FREE INCOME
                                                                       AIM Municipal Bond Fund
                                                                       AIM Tax-Exempt Bond Fund of CT
                                                                       AIM Tax-Free Intermediate Shares

                                                                       CURRENT INCOME AND HIGH DEGREE OF SAFETY
                                                                       AIM Intermediate Government Fund

                                                                       HIGH DEGREE OF SAFETY AND CURRENT INCOME
                                                                       AIM Limited Maturity Treasury Shares

                                                                       STABILITY, LIQUIDITY, AND CURRENT INCOME
                                                                       AIM Money Market Fund

                                                                       STABILITY, LIQUIDITY, AND CURRENT TAX-FREE INCOME
                                                                       AIM Tax-Exempt Cash Fund

A I M Management Group Inc. has provided leadership in the             *AIM Aggressive Growth Fund was closed to new investors on
mutual fund industry since 1976 and managed approximately              June 5, 1997.  For more complete information about any AIM
$73 billion in assets for more than 3.5 million shareholders,          Fund(s), including sales charges and expenses, ask your
including individual investors, corporate clients, and financial       financial consultant or securities dealer for a free
institutions as of May 23, 1997. The AIM Family of                     prospectus(es). Please read the prospectus(es) carefully
Funds--Registered Trademark-- is distributed nationwide, and           before you invest or send money.
AIM today ranks among the nation's top 15 mutual fund
companies in assets under management, according to Lipper
Analytical Services, Inc.

[AIM LOGO APPEARS HERE]                                                                        -----------------
                                                                                                  BULK RATE
A I M Distributors, Inc.                                                                         U.S. POSTAGE
11 Greenway Plaza, Suite 100                                                                         PAID
Houston, TX 77046                                                                                 HOUSTON, TX
                                                                                                Permit No. 1919
                                                                                               -----------------



